                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) January 26, 1995
                                                        ----------------


                          PHILIP MORRIS COMPANIES INC.
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             (Exact name of registrant as specified in its charter)


     Virginia                      1-8940                        13-3260245
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  (State or other                (Commission                   (IRS Employer
   jurisdiction                  File Number)                Identification No.)
  of incorporation)


120 Park Avenue, New York, New York                               10017-5592
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(Address of principal
 executive offices)                                               (Zip Code)



Registrant's telephone number, including area code  (212) 880-5000
                                                    --------------



- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5. Other Events.
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        Filed as part of this Current Report on Form 8-K are the consolidated balance sheets of Philip Morris Companies Inc. and subsidiaries (the "Company") as of December 31, 1994 and 1993, and the related consolidated statements of earnings, stockholders' equity and cash flows for each of the three years in the period ended December 31, 1994 (the "Financial Statements"), the independent accountants' report thereon and the statement regarding computation of ratios of earnings to fixed charges. The Financial Statements and independent accountants' report will be incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 1994.


Item 7. Financial Statements and Exhibits.
- ------  ---------------------------------

        The Financial Statements, together with the independent accountants' report thereon, are included herein.

(c)     Exhibits

        12. Statement regarding computation of ratios of earnings to fixed charges.

        23. Consent of independent accountants.

        27. Financial Data Schedule.

        99. Financial Statements.



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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



        PHILIP MORRIS COMPANIES INC.



BY      /s/ HANS G. STORR


        Executive Vice President and
        Chief Financial Officer


DATE    January 26, 1995



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                                 EXHIBIT INDEX



Exhibit No.                                                  Page
- -----------                                                  ----

12. Statement regarding computation of ratios of earnings to fixed charges.

23. Consent of independent accountants.

27. Financial Data Schedule.

99. Financial Statements.